UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2011

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 11, 2011, Cisco Systems, Inc. (the “Registrant”) reported its results of operations for its fiscal third quarter 2011 ended April 30, 2011. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1.

The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

The attached exhibits include non-GAAP net income, non-GAAP net income per share data and non-GAAP inventory turns.

These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Registrant believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Registrant’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Registrant’s results of operations in conjunction with the corresponding GAAP measures.

The Registrant believes that the presentation of non-GAAP net income and non-GAAP net income per share data when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and results of operations. In addition, the Registrant believes that the presentation of non-GAAP inventory turns provides useful information to investors and management regarding financial and business trends relating to inventory management based on the operating activities of the periods presented.

For its internal budgeting process, the Registrant’s management uses financial statements that do not include, when applicable, share-based compensation expense, amortization of acquisition-related intangible assets, other acquisition-related costs, significant asset impairments and restructurings, the income tax effects of the foregoing, significant effects of retroactive tax legislation, and significant transfer pricing adjustments related to share-based compensation. The Registrant’s management also uses the foregoing non-GAAP measures, in addition to the corresponding GAAP measures, in reviewing the financial results of the Registrant. In prior periods, the Registrant has excluded other items that it no longer excludes for purposes of its non-GAAP financial measures. From time to time in the future, there may be other items that the Registrant may exclude for purposes of its internal budgeting process and in reviewing the financial results of the Registrant.

As described above, the Registrant excludes the following items from one or more of its non-GAAP measures when applicable:

Share-based compensation expense. These expenses consist primarily of expenses for employee stock options, employee stock purchase rights, employee restricted stock and employee restricted stock units, including such expenses associated with acquisitions. The Registrant excludes share-based compensation expense from its non-GAAP measures primarily because they are non-cash expenses that the Registrant does not believe are reflective of ongoing operating results. Further, the Registrant believes that it is useful to investors to understand the impact of share-based compensation to its results of operations.

Amortization of acquisition-related intangible assets. The Registrant incurs amortization of intangible assets (which may include impairment charges from the write-downs of purchased intangible assets) in connection with acquisitions. The Registrant excludes these items because these expenses are not reflective of ongoing operating results in the period incurred. These amounts arise from the Registrant’s prior acquisitions and have no direct correlation to the operation of the Registrant’s business.

Other acquisition-related costs. In connection with its business combinations, the Registrant incurs compensation expense, changes to the fair value of contingent consideration, as well as professional fees and other direct expenses such as restructuring activities related to the acquired company. In addition, from time to time the Registrant enters into foreign currency transactions related to pending acquisitions, and may incur gains or losses on such transactions. The Registrant excludes such compensation expense, changes to the fair value of contingent consideration, fees, other direct expenses, and gains and losses, as they are primarily related to acquisitions and have no direct correlation to the operation of the Registrant’s business.

Significant asset impairments and restructurings. The Registrant from time to time incurs significant asset impairments, restructuring charges, and gains or losses on asset disposals. The Registrant excludes these items, when significant, because it does not believe they are reflective of ongoing business and operating results.

Income tax effects of the foregoing. This amount is used to present each of the amounts described above on an after-tax basis consistent with the presentation of non-GAAP net income.

Significant effects of retroactive tax legislation. The Registrant is subject to changes in tax legislation which have retroactive effects. The Registrant excludes such significant effects of retroactive tax legislation because this item is unrelated to the Registrant’s current ongoing business and operating results.

Significant transfer pricing adjustments related to share-based compensation. In the third quarter of fiscal 2010 and the fourth quarter of fiscal 2009, the U.S. Court of Appeals for the Ninth Circuit issued decisions that affected the tax treatment of share-based compensation expense for the purpose of determining intangible development costs under a company’s research and development cost sharing arrangement. While the Registrant was not a party to the case, as a result of the tax accounting change caused by each ruling, the Registrant recorded a tax benefit or charge in its financial statements during the applicable period. The Registrant excluded these items because they were unrelated to its current ongoing business and operating results.

From time to time in the future, there may be other items, such as significant gains or losses from contingencies, that the Registrant may exclude if it believes that doing so is consistent with the goal of providing useful information to investors and management.

The Registrant will incur share-based compensation expense, amortization of acquisition-related intangible assets, and other acquisition-related costs, in future periods. The Registrant may be subject to significant effects of retroactive tax legislation to the extent that any such legislation becomes effective retroactively in future periods. Significant asset impairments and restructurings could occur in future periods. The Registrant could experience significant transfer pricing adjustments related to share-based compensation to the extent that any court rulings or other guidance impacts this area in future periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: May 11, 2011	By:	/s/ Frank A. Calderoni
	Name:	Frank A. Calderoni
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of Registrant, dated May 11, 2011, reporting the results of operations for the Registrant’s fiscal third quarter ended April 30, 2011.